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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 2, 2006

                             PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


           WYOMING                     09-154              83-0211506
(State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                Identification No.)

           2600 TOWER OAKS BLVD., SUITE 500, ROCKVILLE, MARYLAND 20852
               (Address of principal executive offices) (Zip code)

                                 (301) 468-1200
               Registrant's telephone number, including area code

                                      NONE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2006, Paradigm Holdings, Inc. (the "Company"), entered into an exclusive two-year engagement with Noble International Investments, Inc. ("Noble") for certain financial advisory and investment banking services including, but not limited to, a possible Transaction, Alternative Transaction or Financing.

For the context of the agreement with Noble, a "Transaction" means any merger, consolidation, reorganization, recapitalization, business combination or other transaction involving the Company and a strategic partner resulting directly from Noble's services. An "Alternative Transaction" means a transaction other than a Transaction including any joint venture, marketing agreement, licensing agreement or similar transaction entered into between the Company and a strategic partner resulting directly from Noble services. Finally, "Financing" means a public offering or private placement of debt or equity securities (a "Securities Financing") of the Company and/or the arrangement of a credit facility provided by one or more lenders (a "Bank Financing") resulting from Noble services.

The Company agrees to pay Noble for its services as follows:

      (a) a financial advisory fee ("Advisory Fee") of $7,500 for each month remaining in the term payable following the successful completion by Noble of a Financing; plus

      (b) in addition to the Advisory Fee and upon consummation of a Transaction introduced by Noble, a fee ("Transaction Fee") equal to
            (i) 5% of the consideration up to $5,000,000, plus (ii) 3% of the consideration from and including $5,000,000 up to $10,000,000, plus
            (iii) 1% of the consideration including and in excess of $10,000,000; and

      (c) in addition to the Advisory Fee and Transaction Fee and upon consummation of an Alternative Transaction, an alternative transaction fee ("Alternative Transaction Fee") to be agreed upon in a good faith negotiation between the Company and Noble subject to a minimum of $50,000; and

      (d) in addition to the Advisory Fee, Transaction Fee and Alternative Transaction Fee and upon the closing of any part of a Financing, the Company shall pay Noble

            (i) in connection with any equity Securities Financing in a public offering, a fee to be agreed upon by the Company and Noble;

            (ii) in connection with any equity Securities Financing in a private placement, (A) a cash fee equal to 8% of the gross proceeds raised from the sale of the securities, plus (B) a non-accountable expense fee equal to 2% of the aggregate offering price of all securities sold in the offering, plus
                  (C) Noble shall have the right to purchase, for $.01 each, cashless exercise warrants to purchase common stock equal to 15% of the number of shares of common stock sold in the equity securities financing. The warrants will have a term of five years and have an exercise price equal to 100% of the per share price at which the investors invested in connection with the equity Securities Financing and will be transferable to Noble. Noble shall also be granted registration rights with respect to common stock underlying such warrants, which will include at least one demand registration right at the Company's cost and an unlimited number of piggyback registration rights;

            (iii) in connection with any debt Securities Financing (excluding
                  Chevy Chase Bank), such amount shall be agreed by the Company and Noble;

            (iv) in connection with any Bank Financing in which Noble acts as the arranger, the Company shall pay Noble aggregate arrangement fees in an amount to be agreed upon; and

      (e) a non-refundable fee as an advance against the Transaction Fee or Financing Fees of $50,000.

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The Company also agrees to reimburse Noble for all reasonable out-of-pocket expenses in connection with the performance of its services during the term of the agreement. In addition to the payment of fees and reimbursement of expenses, the Company agrees to indemnify Noble against any losses, claims, damages and liabilities, joint or several, to which Noble, in connection with providing its services may become subject under any applicable Federal or state law or otherwise.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     Number       Description
  -----------     --------------------------------------------------------------

      99.1 Letter Agreement, signed May 2, 2006, entered into between the Company and Noble International Investments, Inc.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2006

                                 PARADIGM HOLDINGS, INC.

                                 By:     /s/ Richard Sawchak
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                                             Richard Sawchak
                                 Vice President and Chief Financial Officer